UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on April 2, 2025, reAlpha Tech Corp. (the “Company”) entered into an At The Market Offering Agreement with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $7,650,000 of shares (the “Placement Shares”) of its common stock, par value $0.001 per share, through Wainwright in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 of the Securities Act of 1933, as amended (the “ATM Offering”). The Placement Shares will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-283284) filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2024, and declared effective on November 26, 2024 (the “Registration Statement”), the base prospectus dated November 26, 2024 included in the Registration Statement, and the prospectus supplement relating to the ATM Offering dated April 2, 2025 (the “Prospectus Supplement”).

The Prospectus Supplement includes certain risk factors and incorporates by reference the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and other filings with the SEC that are incorporated by reference into the Prospectus Supplement. The Company is filing as Exhibit 99.1 to this Current Report on Form 8-K certain additional risk factors with respect to the Prospectus Supplement, which are incorporated by reference herein and therein, and which replaces and supersedes in its entirety the section under “Risk Factors – Risks Related to the Company and Our Business” included in the Prospectus Supplement.

The Company is also filing this Current Report on Form 8-K to include additional disclosure on the cover page of the Prospectus Supplement and in the “Plan of Distribution” section of the Prospectus Supplement.

The following paragraph is hereby added to the cover page of the Prospectus Supplement immediately following the paragraph that begins “Investing in our securities involves a high degree of risk.”:

This offering is not intended to be made in the Commonwealth of Massachusetts. As a result, natural persons or legal entities that are residents of the Commonwealth of Massachusetts should not purchase any of our securities in this offering. For additional information, see “Plan of Distribution––Selling Restrictions” herein.

The following paragraph is hereby added to the end of the “Plan of Distribution” section of the Prospectus Supplement:

Selling Restrictions

Notice to Residents of the Commonwealth of Massachusetts. No offer or sale of our securities may be made by the Company in the Commonwealth of Massachusetts. As a result, natural persons or legal entities that are residents of the Commonwealth of Massachusetts should not purchase any of our securities in this offering.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Additional risk factors in connection with the ATM Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2025	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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